FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT
     THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is executed as of February 20, 2007 (“Effective Date”) among Cofina Funding, LLC (the “Issuer”), Venus Funding Corporation (the “Conduit Purchaser”), Bank Hapoalim B.M. (the “Funding Agent”), and the Committed Purchasers party hereto.
Background
     1. Venus, the Funding Agent and the Conduit and Committed Purchasers are parties to that certain Note Purchase Agreement dated as of February 21, 2006 (as amended, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
Agreement
     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
          1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
          2. Amendment to Agreement. The Agreement is hereby amended as follows:
     2.1 The “Purchase Expiration Date” is hereby extended to February 19, 2008.
          3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
          4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Liquidity Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

          5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
          6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.
          7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this Amendment has been duly signed by the parties as of the date set forth above.

COFINA FUNDING, LLC, as Issuer
By:
Name:
Title:

VENUS FUNDING CORPORATION, as Conduit Purchaser
By:
Name:
Title:

BANK HAPOALIM B.M., as Funding Agent
By:
Name:
Title:

By:
Name:
Title:

HSH NORDBANK AG, NEW YORK BRANCH, as a Committed Purchaser
By:
Name:
Title:

By:
Name:
Title:

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